Restructuring and Employee Severance (Policy)	12 Months Ended
Jun. 30, 2011
Restructuring and Employee Severance
Restructuring Policy

We consider restructuring activities as programs whereby we fundamentally change our operations such as closing facilities, moving manufacturing of a product to another location or outsourcing the production of a product. Restructuring activities may also involve substantial realignment of the management structure of a business unit in response to changing market conditions. A liability for a cost associated with an exit or disposal activity is recognized and measured initially at its fair value in the period in which it is incurred except for a liability for a one-time termination benefit, which is recognized over its future service period.